SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2004

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

       New York                        1-10986                  11-2148932
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


1938 New Highway, Farmingdale, NY                                 11735
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(Address of principal executive offices)                        (Zip Code)

                                 (631) 694-9555
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ----------------------------------

     (a)  Financial Statements of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

     99.1 Press Release, dated January 29, 2004, issued by MISONIX, INC.

ITEM 9.   REGULATION FD DISCLOSURE (PURSUANT TO ITEM 12).
          -----------------------------------------------

          The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.

          On January 29, 2004, MISONIX, INC. issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report.




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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   January 30, 2004
                                   MISONIX, INC.

                                   By:  /s/ Richard Zaremba
                                        -------------------
                                        Richard Zaremba
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary




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                                  EXHIBIT INDEX
                                  -------------

The following is a list of Exhibits furnished with this report.

Exhibit No.   Description
-----------   -----------

99.1          Press Release, dated January 29, 2004, issued by MISONIX, INC.





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